UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2022

BITECH TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

600 Anton Boulevard, Suite 1100

Costa Mesa, CA 92626

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed by Bitech Technologies Corporation (formerly, Spine Injury Solutions, Inc.) (the “Company”) in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 4, 2022, the Company acquired Bitech Mining Corporation, a Wyoming corporation (“Bitech Mining”) through a share exchange pursuant to a Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, Bitech Mining, each of Bitech Mining’s shareholders (each, a “Seller” and collectively, the “Sellers”), and Benjamin Tran, solely in his capacity as Sellers’ Representative (“Sellers’ Representative”). The transaction contemplated by the Share Exchange Agreement is hereinafter referred to as the “Share Exchange”). Following completion of the Share Exchange, the Sellers owned a controlling interest in the Company.

Prior to the Share Exchange, the Company’s consolidated financial statements were audited by Ham, Langston & Brezina, LLP (“Ham Langston”). For accounting purposes, the Share Exchange is treated as a reverse acquisition. As such, the historical financial statements of the accounting acquirer, Bitech Mining, for the period January 21, 2021 (inception) through December 31, 2021 which have been audited by BF Borgers CPA PC (“BF Borgers”) became the historical consolidated financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

(a) Prior independent registered public accounting firms.

Resignation of Ham, Langston & Brezina, LLP

On April 29, 2022, the Board of Directors (the “Board”) of the Company accepted and approved the resignation of its independent registered public accounting firm Ham Langston. Ham Langston audited the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020.

The reports of Ham Langston on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that both such reports raised substantial doubts on the Company’s ability to continue as a going concern as a result of its continued losses from operations and accumulated shareholder deficit.

During the Company’s two most recent fiscal years and through the date of resignation, (a) the Company had no disagreements with Ham Langston on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Ham Langston would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Ham Langston with a copy of this Current Report on Form 8-K/A (Amendment No. 1) prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Item 4.01 of the Current Report on Form 8-K/A (Amendment No. 1), and if not, stating the aspects with which they do not agree. Pursuant to the Company’s request, Ham Langston has provided the letter filed with this Current Report on Form 8-K/A (Amendment No. 1) as Exhibit 16.1.

Dismissal of BF Borgers CPA PC

On April 29, 2022, the Board dismissed its independent registered public accounting firm BF Borgers. BF Borgers audited Bitech Mining’s financial statements for the period January 21, 2021 (inception) through December 31, 2021.

The report of BF Borgers on Bitech Mining’s financial statements for the period January 21, 2021 (inception) through December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report raised substantial doubt on Bitech Mining’s ability to continue as a going concern as a result of its significant operating losses.

During the period January 21, 2021 (inception) through December 31, 2021 and through the date of dismissal, (a) neither Bitech Mining nor the Company had any disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of BF Borgers would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements and (b) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BF Borgers with a copy of this Current Report on Form 8-K/A (Amendment No. 1) prior to its filing with the SEC, and requested that the firm furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Item 4.01 of the Current Report on Form 8-K/A (Amendment No. 1) regarding such firm, and if not, stating the aspects with which they do not agree. Pursuant to the Company’s request, BG Borgers has provided the letter filed with this Current Report on Form 8-K/A (Amendment No. 1) as Exhibit 16.2.

(b) New independent registered public accounting firm.

On April 29, 2022, the Company’s Board of Directors ratified and approved the engagement of Fortune CPA Inc. (“Fortune”) as the Company’s independent registered public accounting firm and Fortune was engaged effective on April 29, 2022. During the Company’s two most recent fiscal years ended December 31, 2021 and 2020 and from January 1, 2022 through April 28, 2022, neither the Company nor anyone on its behalf consulted Fortune regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Fortune concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Company’s planned expansion of its business to focus on the introduction of a patented electrical power generation technology called Tesdison, the Company filed a Certificate of Amendment to its Certificate of Incorporation, as amended (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on April 29, 2022 to change the Company’s corporate name to Bitech Technologies Corporation.

The Certificate of Amendment was approved by the Company’s board of directors by written consent in lieu of a meeting on April 28, 2022 in accordance with the relevant sections of the Delaware General Corporation Law. The Company plans to file a notice regarding the Certificate of Amendment and the Company’s request for a symbol change with The Financial Industry Regulatory Authority, Inc. (“FINRA”) and will file an updated Form 8-K upon FINRA’s acceptance and approval of the Certificate of Amendment and issuance of a new trading symbol.

Item 7.01 Regulation FD Disclosure.

On May 2, 2022, the Company issued a press release regarding its business and corporate name change. The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
3.1 †	Certificate of Amendment to Certificate of Incorporation, as amended, dated April 28, 2022 (incorporated by reference to Exhibit 3.1 of the Company’s Form 8-K filed on May 2, 2022).

16.1†	Letter of Ham, Langston & Brezina, LLP dated May 2, , 2022 (incorporated by reference to Exhibit 16.1 of the Company’s Form 8-K filed on May 2, 2022).

16.2	Letter of BF Borgers CPA PC dated September 26, 2022.

99.1 †	Press Release dated May 2, 2022 (furnished herewith) (incorporated by reference to Exhibit 99.1 of the Company’s Form 8-K filed on May 2, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BITECH TECHNOLOGIES CORPORATION

Dated: September 26, 2022	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer